Exhibit 10.3

Execution Copy

AMENDMENT NO. 2
TO
UNITHOLDER RIGHTS AGREEMENT

THIS AMENDMENT NO. 2 TO UNITHOLDER RIGHTS AGREEMENT (this “Amendment”) is made as of December 28, 2010 by and among Genesis Energy, L.P., a Delaware limited partnership (the “Partnership”), the unitholders set forth on the signature page hereto (each a “Unitholder” and collectively the “Unitholders”) and Genesis Energy, LLC, a Delaware limited liability company (the “Company”).  The Partnership, the Unitholders and the Company are, collectively, the “Parties”.  Any capitalized term used, but not defined, in this Amendment shall have the meaning given such term in the Agreement (defined below).

INTRODUCTION

A.           The Parties, or their predecessors-in-interest, entered into the Unitholder Rights Agreement dated as of July 25, 2007, which was subsequently amended on October 15, 2007 (as in effect immediately prior to the date of this Amendment, the “Agreement”).

B.            The Parties desire to amend the Agreement as set forth in this Amendment.

In consideration of the premises, the representations and warranties, and the mutual promises made in this Amendment and the Agreement, the Parties agree as follows:

1.	Amendment. (a) Section 2.1 of the Agreement is hereby amended by restating the table set forth therein as follows:

Aggregate Number of Directors that may be Designated by Unitholders	Davison Family Holdings as a Percent of All Common Units
A. three	15% or more
B. two	10% or more but less than 15%
C. none	less than 10%

(b)  Section 2.2 of the Agreement is hereby amended by restating the first sentence to read as follows:  “The Unitholders shall affect such designation only by delivering to the GP a written notice (the “Designation Notice”) identifying a first Qualified Candidate and a second Qualified Candidate and, if applicable, a third Qualified Candidate.”

(c)  Section 2.3 of the Agreement is hereby amended by restating the first two sentences to read as follows:  “After the Initial Period, in the event that three Qualified Candidates are Directors and either the members of the Davison Family cease to Beneficially Own at least 15% of the then outstanding Common Units or the Unitholders (or their permitted assignees) are not then Affiliates of any member of the Davison Family, the term of the third Qualified Candidate shall automatically expire.  After the Initial Period, in the event that two or three Qualified Candidates are Directors and either the members of the Davison Family cease to Beneficially Own at least 10% of the then outstanding Common Units or the Unitholders (or their permitted assignees) are not then Affiliates of any member of the Davison Family, the term of all such Qualified Candidates shall automatically expire.”

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(d)  Article II of the Agreement is hereby amended to insert a new Section 2.5 in its appropriate numerical-order position to read as follows:

“Section 2.5.  Notwithstanding anything in Section 3.3 to the contrary, so long as the Unitholders (or their permitted assignees) have the right to designate three Directors under Section 2.1 above, then the Board may not have more than 11 Directors concurrently serving at any given time without obtaining the Unitholders’ (or their permitted assignees) express written consent as to the appointment of any Directors whose appointment would cause the size of the Board to exceed 11 Directors at any given time.”

2.
Entire Agreement. This Amendment constitutes the entire agreement and understanding of the Parties with respect to its subject matter and supersedes all oral communication and prior writings (except as otherwise provided herein) with respect thereto.  The Parties ratify and confirm the Agreement as amended hereby as if each were a party thereto.

3.
Amendments. No amendment, modification or waiver in respect of this Amendment will be effective unless in writing (including a writing evidenced by a facsimile transmission) and executed by each of the Parties.

4.
Counterparts. This Amendment may be executed and delivered in counterparts (including by facsimile transmission), each of which will be deemed an original.  All signatures need not be on one counterpart.

5.	Governing Law. This Amendment will be governed by and construed in accordance with the law of the State of Delaware (without reference to choice of law doctrine).

6.
Effectiveness.  This Amendment and the amendment obligations contemplated by this Amendment shall be effective as of the Effective Time (as defined in that certain Agreement and Plan of Merger, dated as of the date hereof, by and among the Partnership, Genesis Acquisition, LLC, a Delaware limited liability company and the Company).

[Signature Pages Follow]

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IN WITNESS WHEREOF, the Parties hereto have caused this Amendment No. 2 to be duly executed as of the date first above written.

UNITHOLDERS:
TERMINAL SERVICES, INC.

By:	/s/ James E. Davison
Name:
Title:

/s/ James Ellis Davison
James Ellis Davison

JAMES ELLIS DAVISON, JR.
GRANTOR RETAINED ANNUITY TRUST

By:	/s/ James Ellis Davison, Jr.
Name:	James Ellis Davison, Jr.
Title:	Trustee

/s/ James Ellis Davison, Jr.
James Ellis Davison, Jr.

/s/ Todd Allen Davison
Todd Allen Davison

TODD DAVISON LEGACY TRUST-2010
C/O ARGENT TRUST

By:	/s/ Kimberly Husband
Name:	Kimberly Husband, Senior VP
Title:	Trustee

[Signature Page - Amendment No. 2 to Unitholder Rights Agreement (1 of 3)]

C/O ARGENT TRUST

By:	/s/ Kimberly Husband
Name:	Kimberly Husband, Senior VP
Title:	Trustee

/s/ Steven Kent Davison
Steven Kent Davison

STEVEN DAVISON FAMILY TRUST
C/O ARGENT TRUST

By:	/s/ Kimberly Husband
Name:	Kimberly Husband, Senior VP
Title:	Trustee

[Signature Page - Amendment No. 2 to Unitholder Rights Agreement (2 of 3)]

COMPANY:

GENESIS ENERGY, LLC

By:	/s/ Robert C. Sturdivant
Name:	Robert C. Sturdivant
Title:	Chairman of the Board

PARTNERSHIP:
GENESIS ENERGY, LP.
By:	Genesis Energy, LLC,
its	general partner

By:	/s/ Grant E. Sims
Name:	Grant E. Sims
Title:	Chief Executive Officer

[Signature Page - Amendment No. 2 to Unitholder Rights Agreement (3 of 3)]